Gabelli & Company’s 27th Annual Pump, Valve, & Water Systems Symposium March 1, 2017 Exhibit 99.1

Safe harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements of plans and objectives, statements of future economic performance and statements of assumptions underlying such statements, and statements of management's intentions, hopes, beliefs, expectations or predictions of the future. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "should," "intend," "continue," "believe," "may," "hope," "anticipate," "goal," "forecast," "plan," "estimate" and similar words or phrases. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions, including but not limited to: estimates and assumptions regarding our strategic direction and business strategy, the satisfaction of all of the closing conditions for the sale of our Heavy Civil division in a timely manner, the extent and timing of a recovery in the mining industry, prevailing prices for various commodities, longer term weather patterns, unanticipated slowdowns in our major markets, the seasonality of our business, the availability of credit, the risks and uncertainties normally incident to our construction industries, the impact of competition, the effectiveness of operational changes expected to reduce operating expenses and increase efficiency, productivity and profitability, the availability of equity or debt capital needed for our business, including the refinancing of our existing indebtedness as it matures, worldwide economic and political conditions and foreign currency fluctuations that may affect our results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially and adversely from those anticipated, estimated or projected. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update such forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in such forward-looking statements.

Leading water management and services company providing responsible, integrated solutions to address the world’s toughest water, minerals and infrastructure challenges Layne overview (1) As of 2/23/2017 (2) As of 11/25/2016 (per October 31, 2016 10-Q) (3) As of 10/31/2016 LAYN Share Price(1) $9.65 Headquarters The Woodlands, TX (Amounts in millions) Shares Outstanding(2) 19.8 Market Capitalization(1) $191 LTM Revenue(3) $632 Total Debt(3) $161 Cash(3) $73

Safety is a core value at Layne Expectation of ZERO incidents

Investment highlights Why now 1 2 3 5 What we do Unlocking value Who we are 4 Why water Track record of leadership and innovation since 1882 Business units with leading positions in attractive growth markets Management team intensely focused on profitability and creating shareholder value Positive long-term market dynamics and increasing value of water are aligned with Layne core competencies Significant opportunity for stock price appreciation

Division overview

Layne



Water Resources

Revenue: $227M(1)
Backlog: $60M(1)

Founded 1882

- Drilling
- Repair and maintenance
- Treatment and water management
- Water supply



Inliner

Revenue: $203M(1)
Backlog: $112M(1)

Founded 1991

- Liner tube manufacturing
- Cured-in-place pipe (CIPP) construction
- Program management



Mineral Services

Revenue: $60M(1)

Founded 1895

- Exploratory and mine site drilling
- Borehole services
- Mine water management

Announced agreement on February 9, 2017 to divest the Heavy Civil division

Heavy Civil

Revenue: $143M(1)
Backlog: $72M(1)

Founded 1935

- Pipeline installation
- Treatment plants
- Wastewater collection
- Marine, biogas and tunneling

(1) Revenues are LTM ending 10/31/16; Backlog as of 10/31/16

6

Why a water-focused strategy Large portion of the U.S. population lives in areas of water scarcity or economic water shortage Groundwater withdrawals often exceed recharge rates Crisis issues are raising sensitivity to water quality Stressed Water Supplies and Quality Population growth occurring in the most water-challenged regions Drought conditions are exacerbating water stress Growing demand in key markets – agriculture and industrial Population Growth and Migration Municipal water industry dependent on government funding Stricter drinking water regulations issued over recent decades Increasing environmental quality standards for discharge Increasing Government Regulations Increasing regulation leading to required infrastructure improvements 2016 Water Infrastructure Improvements Act for the Nation (WIIN) and other infrastructure initiatives Aging and Insufficient Infrastructure

Broad portfolio with diverse and growing customer base Revenues by Segment Revenues by End Market Source: Layne; Revenues are LTM ending 10/31/16 Over 90% of Layne’s LTM revenues are related to water

Large water infrastructure programs

Layne

U.S. municipal spend on pipe rehabilitation[1]



($ billions)
8.6% CAGR
$5.5
$8.3
Storm Water Pipe
Wastewater Pipe
Water pipe
2011
2016E

Water withdrawals by sector[2]



350
300
250
200
150
100
50
0
km³/yr
2010
2015
2020
2030
Agricultural
Industrial
Municipal

Future infrastructure investment needs

- Through 2050, U.S. needs for buried drinking water infrastructure total more than $1.7 trillion[3]
- $385 billion of investment needed before 2030 to comply with Safe Drinking Water Act[4]
- $271 billion over the next 20 years to comply with the Clean Water Act[4]
- Federal funding for water utilities has declined, resulting in a large backlog of necessary municipal infrastructure upgrades[5]
- Miami-Dade County will invest approximately $12.6 billion for water and wastewater infrastructure[6]

(1) *Underground Construction Magazine*
(2) *Global Water Intelligence*
(3) *American Water Works Association*
(4) *U.S. Environmental Protection Agency*
(5) *Bluefield Research*
(6) *Miami-Dade County news release, September 12, 2014*

9

Layne’s business units are leaders in their industries Leading market positions Source: Layne estimates

Inliner Market Dynamics $8+ billion municipal rehabilitation market growing more than 8% per year (1) Regulations mandating customers to rehabilitate 20,000 potential customers with nearly 1 million miles of wastewater pipe (2) Market Position Key Drivers #2 U.S. CIPP competitor Fragmented industry structure Opportunities to extend geographic reach and expand into large industrial market Aging infrastructure Consent decrees and regulations 45% of U.S. infrastructure projected to be in “poor” condition by 2020 (3) CIPP is often the most effective repair technique ($ Millions) Underground Construction Magazine American Society of Civil Engineers U.S. Environmental Protection Agency Revenues FY16 Revenues by Contract Type

Consent decree locations map Inliner is well positioned to capture business in the areas with the largest consent decrees and biggest rehabilitation needs Source: EPA; Layne

Mineral Services S&P Global Market Intelligence Excludes $11.7 million of restructuring costs in FY16 Market Dynamics $5 billion mining capex market in the Americas; down from $10 billion at market peak (1) Depressed commodity prices have reduced activity over extended duration Commodity prices have recently increased Market Position Key Drivers Top 3 market position in the Americas Over 120 year operating history Refocused on North and South America Unique technologies and mine water management services Global industrial demand Inherent industry cyclicality Depleting mineral reserves have not been replenished, creating potential for market rebound ($ Millions) FY16 Revenue by Mineral Type Revenues

Minerals segment – signs of recovery

Water Resources Market Dynamics $11+ billion market growing at greater than GDP growth rates (1) Largely municipal and agricultural customer base Available market of 3+ million existing water wells, growing each year (1) Market Position Key Drivers Market leader Over 130 year operating history Fragmented industry structure Opportunity to extend geographic reach and expand product and service offerings Population growth and migration to water-challenged geographies Aging infrastructure Declining aquifer levels Increasing water quality concerns and standards Growing industrial water use Layne estimates Revenues ($ Millions) YTD 3Q FY 17 Revenue by Service

Profit and growth strategy Division Profit Strategy Growth Strategy Inliner Tightly manage operating costs Enhance crew efficiency Expand liner manufacturing capacity Drive third party product sales Extend platform geographically – organic and acquisitions Accelerate new crew development Expand to new customer segments Mineral Services Utilize focused platform in the Americas to drive further cost efficiencies Collaborate with Affiliates to reduce costs and leverage best practices and technology Grow mine water management solutions Extend mine production service offerings Leverage technology and innovation Capture new business as market recovers Water Resources Drive project execution and best practices to improve margins Streamline cost structure through back office re-engineering Improve utilization of existing fleet Grow service and repair by leveraging existing installed base Extend platform geographically – organic and acquisitions Expand work in energy sector

Management is rapidly executing a strategy to transform Layne Unlocking value: strategic roadmap Strategic Review Business Performance Improvement Unlock Value Initiated strategic focus to streamline portfolio Addressed operational issues Identified growth opportunities Investing in core offerings and capabilities Leverage and expand leading market positions Achieve profitability in FY18 Cost reductions Procurement savings Enhanced working capital management Pricing and margin improvements FY16 FY18

Measurable progress since 2015 Significantly improved liquidity position and increased cash Sold Geoconstruction Integrated Energy Division into Water Resources Restructured Mineral Services and exited Australia and Africa Flattened leadership structure and recruited key new leaders Drove significant SG&A cost reduction Stabilized Heavy Civil; announced agreement to divest division

Portfolio approach to unlocking value Water Focused Strategy Water Resources Inliner Heavy Civil Mineral Services NEAR-TERM LONGER-TERM Assess strategic alternatives Manage costs and position for industry recovery Invest and Grow Layne is investing to grow our most profitable businesses Announced definitive agreement on 2/9/2017 to sell the division

Pathway to profitability Layne is focused on profitability in FY18 Corporate and division SG&A reductions Heavy Civil and Mineral Services improve to break-even or better EBIT performance Reduced depreciation and amortization Enhanced margins through procurement savings, pricing improvements and job execution improvement Interest expense savings $13-$17 million $15-$16 million $2-$4 million $5-$15 million Future opportunity FY16 loss from continuing operations before impairment and restructuring costs was $30.4 million Savings based upon YTD 3Q unallocated SG&A of $18.3 million versus FY16 expense of $37.7 million Improvement based upon YTD 3Q Heavy Civil and Mineral Services EBITDA of $7.1 million versus FY16 EBITDA of negative $1.8 million Savings based upon YTD 3Q depreciation & amortization expense of $20.2 million versus FY16 expense of $32.7 million Improvement From FY16 Operating Loss(1) Sources of Profitability Progress to Date YTD 3Q run rate savings of $13 million(2) YTD 3Q run rate improvement of $11 million(3) YTD 3Q run rate savings of $6 million(4) BPI initiatives underway 2018-19 opportunity of $10-$15 million

Aggressively managing overhead costs Reduced unallocated corporate SG&A; on track to reach target of $25 million in FY18 Reduced corporate overhead positions 46% from 149 to 81 (FY15 to present) Reduced annual overhead cost by more than $12 million through staff reductions, reduced consulting spend, co-sourcing internal audit and other initiatives Further savings expected from efficiency gains and ongoing cost reduction initiatives SG&A Savings Unallocated Corporate SG&A ($ Millions) Targets LTM Q3 FY17 unallocated corporate SG&A of $28.7 million is on track

Compelling valuation potential + + + + (Dollars in millions)

Investment highlights Why now 1 2 3 5 What we do Unlocking value Who we are 4 Why water Track record of leadership and innovation since 1882 Business units with leading positions in attractive growth markets Management team intensely focused on profitability and creating shareholder value Significant opportunity for stock price appreciation Positive long-term market dynamics and increasing value of water are aligned with Layne core competencies

Appendix

Non-GAAP disclosure Use of Non- GAAP Financial Information We use Adjusted EBITDA to assess performance which is not defined in generally accepted accounting principles (GAAP). Adjusted EBITDA represents income or loss from continuing operations before interest, taxes, depreciation and amortization, non-cash share-based compensation, equity in earnings or losses from affiliates, certain non-recurring or extraordinary items such as impairment charges, restructuring costs, gain on extinguishment of debt, and certain other gains or losses, plus dividends received from affiliates. We believe that the presentation of Adjusted EBITDA included in this report helps us explain underlying performance trends in the business and provides useful information to both management and investors. Adjusted EBITDA should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The following tables reconcile Adjusted EBITDA to income (loss) from continuing operations before income taxes, which we consider to be the most directly comparable GAAP financial measure to Adjusted EBITDA.

Capital Structure Overview $72 million in cash at 10/31/16 with no debt maturities until FY19 4.25% Convertible Notes FY19 Maturity 8.00% Convertible Notes FY20 Maturity Revolving Credit Facility FY20 Maturity $100 million facility size $0 funded 4/15/19 maturity; 5/15/18 springing maturity Secured by substantially all assets LIBOR plus 3.25% to 3.75% pricing grid Asset borrowing base of over $100 million No material financial covenants $99.9 million face amount 5/1/19 maturity; 8/15/18 springing maturity Second-lien secured Conversion price of $11.70 per share Prohibition on repurchase of 4.25% notes Provisionally callable if stock exceeds $16.38 Open redemption periods 2/15/18 to 8/14/18 and 11/1/18 to 4/30/19 $69.5 million face amount 11/15/18 maturity Senior unsecured Conversion price of $22.93 per share No material covenants Debt Maturity Schedule ($ Millions) Cash 4.25% Converts 8.00% Converts

Non-GAAP reconciliation Inliner Minerals Source: Layne

Non-GAAP reconciliation Source: Layne Water Resources Heavy Civil